H. BERNT VON OHLEN                            [Allianz Logo]
CHIEF LEGAL OFFICER
Allianz Life Advisers,LLC
5701 Golden Hills Drive | Minneapolis Minnesota | 55416-1297
Telephone:  763-765-6330
Fax:       763-765-6355
bernt.vonohlen@allianzlife.com

25 February 2008

VIA EDGAR

Sally Samuel

Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
100 F Street NE
Washington, DC  20549

         RE: Definitive Information Statement for Allianz Variable Insurance Products Trust - AZL Oppenheimer Developing Markets Fund (the "Fund") (SEC File Nos. 333-83423 and 811-09491)

Dear Ms. Samuel:

On January 31, 2008, you communicated comments to us via telephone concerning the preliminary version of the information statement referenced above. The filing of the preliminary information statement was made on January 23, 2008. We are filing the definitive information statement herewith.

COMMENT #1: Please provide the complete corporate parentage of Schroder Investment Management North America Inc. pursuant to Item 22(c) of Schedule 14A.

         RESPONSE: The disclosure regarding the corporate parentage of Schroder Investment Management North America Inc. has been revised to reflect its complete corporate parentage.

COMMENT #2: Please provide additional information on the Board's decision to terminate the Oppenheimer Agreement pursuant to Item 22(c)(1)(vi) of Schedule 14A.

         RESPONSE: The disclosure following the subheading "REPLACEMENT OF OPPENHEIMER WITH SCHRODER" has been revised to include additional information on the Board's decision to replace Oppenheimer with Schroder.

COMMENT #3: Please include the information on any fee waivers or expense reimbursements in the table of funds managed by Schroder with investment objectives that are similar to the Fund. Also, provide additional detail regarding the amount and period any such fee waivers or expense reimbursements are expected to continue.

         RESPONSE: The table has been revised to include a column for whether the similarly managed fund currently has any fee waivers or expense reimbursements. Also, additional detail on the fee waiver or expense reimbursement is included in a footnote to the table.
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COMMENT #4: Please revise the reference to "ClearBridge" in the first sentence of the seventh full paragraph under the caption "Information Concerning the Schroder Agreements" so that it correctly refers to Oppenheimer.

         RESPONSE: The reference to "ClearBridge" has been so revised.

COMMENT #5: Please provide concise factors and conclusions, including the relative importance of various factors, regarding the Board's determination to replace Oppenheimer with Schroder as subadviser to the Fund.

         RESPONSE: We believe that the disclosure under the caption "Board Consideration of the Schroder Agreements" contains sufficiently precise discussion of enumerated factors and conclusions of the Board regarding the replacement of Oppenheimer with Schroder. However, we have been added the following sentence to the disclosure: "In reaching [its] decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves."

COMMENT #6: Consider limiting the legal discussion of brokerage transactions and affiliated brokerage transactions.

         RESPONSE: The disclosure has been revised to include only the amounts of brokerage fees paid as required by Item 22(c)(13) of Schedule 14A.

COMMENT #7: Please clarify that the Manager will retain a larger portion of the management fee under the new subadvisory fee arrangement and that Fund expenses are not expected to be reduced as a result of the new subadvisory fee arrangement.

         RESPONSE: The current disclosure under the caption "Board Consideration of the Schroder Agreements" contains sufficient information regarding the fact that the Manager will retain a greater portion of its fee following the replacement of Oppenheimer with Schroder. Specifically, the disclosure in the ninth paragraph under that caption includes the Board's finding that "the fees payable by the shareholders of the Fund would not change." However, we have revised the disclosure by adding the following sentence at the end of the ninth paragraph: "The Board noted that under the Schroder Agreements, the Manager will retain an additional approximately 0.05% of average daily net assets from the amount it receives annually under the Investment Management Agreement that previously would have been payable to Oppenheimer under the Oppenheimer Agreement." We have also added the following sentence at the end of the second paragraph under the caption "Advisory and Subadvisory Fees": "The lower subadvisory rate payable under the Schroder Agreement will not reduce the fees and expenses expected to be paid by the Fund's shareholders."

COMMENT #8: Please provide the percentage of the Fund's aggregate brokerage commissions paid to any affiliated broker as required by Item 22(c)(13)(ii) of
Schedule 14A.

         RESPONSE: The disclosure has been revised to show that less than 1% of aggregate brokerage commissions were paid to affiliated brokers.

The Registrant acknowledges that the disclosure in the filing is the responsibility of the Registrant. The Registrant acknowledges that should the Commission or the staff of the Commission, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing, and the Registrant represents that it will not assert this declaration as a defense in any proceeding initiated by the commission or by any person under the federal securities of the United States. The Registrant further acknowledges that the action of the Commission or the staff of the Commission, acting pursuant to delegated authority, in declaring the filing effective does not relieve the Registrant from its full responsibility for the adequacy and accuracy of the disclosures in the filing.

Sincerely,

/s/ H. Bernt von Ohlen

H. Bernt von Ohlen